SouthStar
Mike Braswell - CEO, SouthStar Energy Services

Kentucky

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SouthStar Overview
• Currently serve approximately
 600,000 residential, small business,
 large commercial and industrial
 customers and customer equivalents in
 eight states
• Leverage local brands:
 o Georgia Natural Gas
 o Piedmont Energy Company
 o Florida Natural Gas
 o Ohio Natural Gas
 o New York Natural Gas
Mississippi
Alabama
Georgia
Tennessee
Virginia
West
Virginia
Ohio
Pennsylvania
New York
Maine
North Carolina
South
Carolina
Florida
Michigan
Core Retail Market (GA)
Expanded Retail
Markets
SE C&I Markets
(includes GA)
Indiana
Illinois
SouthStar is a multistate full-service provider of natural gas supply, transportation and related services.

Build and leverage a
strong portfolio
of brands

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SouthStar Core Competencies
Manage risks
inherent to retail
business and
maintain compliance.
Create incremental
value from asset
management
Manage retail
customer portfolio
for long-term value
and profitability
Proactively
advocate to
protect and
improve our
markets and
business model
Brands
Retail
Book
Customer
Care
Asset /
Risk
Mgmt.

  Market
 Advocacy
SouthStar
Competencies
Deliver high quality,
cost efficient billing
and customer service
through outsourced
vendors

$17
$42
$63
$74
$88
$98
$113
$96
$97
$99
$95 –
$105
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011P

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SouthStar EBT Track Record (1)
High grading of GA customer
portfolio and building
commercial capabilities
Profitable growth and
market expansion
Historically
high storage
spreads
(1) Earnings before tax. SouthStar’s EBT is equal to net income as it does not record income taxes because of its partnership structure. Results represent 100% of SouthStar earnings, which effective January 1, 2010 are split 85% to AGL Resources and
 15% to Piedmont Natural Gas. EBT excludes lower-of-cost-or-market (LCM) inventory adjustments which were $6MM in 2006;
 $(6)MM in 2007; $17MM in 2008; $(11)MM in 2009 and $(6)MM in 2010.

in millions	2010	2009	Change
Operating Margin	$ 183	$ 181	1%
O&M	76	71	7%
D&A	2	4	(50)%
Taxes (other than income taxes)	2	1	100%
Total Operating Expenses, exc. COG	80	76	5%
Operating Income	103	105	(2)%
Other income	-	-	nm
EBIT	$ 103	$ 105	(2)%

in millions	1Q11	1Q10	Change
Operating Margin	$ 89	$ 96	(7)%
O&M	20	20	-
D&A	1	1	-
Taxes (other than income taxes)	-	1	nm
Total Operating Expenses, exc. COG	21	22	(5)%
Operating Income	68	74	(8)%
Other income	-	-	nm
EBIT	$ 68	$ 74	(8)%

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Key 2010 Results - SouthStar
• Achieved full year 2010 earnings EBIT
 of $103 million
• Stable market share in Georgia (core
 market) despite continued high levels of
 competitor activity and consumer
 shopping
• Continued environmental advertising
 theme highlighting recycled natural gas
 and NGVs
• Capitalized on commercial opportunities
 to generate incremental $17 million
 operating margin (above retail)
• Ohio, Florida and SE C&I continue to
 perform well, contributing $18 million of
 operating margin
• Developed strategic plan for ongoing
 geographic expansion, including
 entering NY market

Core Markets - SE C&I (includes GA)

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SouthStar Markets
Including multi-state growth strategy
Emerging Markets - Retail / C&I
Expanded Markets
Core Markets - Retail (GA)
WA
OR
CA
NV
ID
MT
ND
AZ
NM
TX
OK
SD
NE
UT
WY
CO
AR
MS
AL
GA
TN
KY
VA
WV
IL
IN
OH
IA
MN
MI
WI
PA
NY
ME
CT
MA
VT
NH
NC
SC
FL
NJ
MD
DE
DC
LA
MO
KS

Avg. Customers & Cust. Equivalents [(1)] (000s)	Est. Annual Throughput [(2)] (Bcf)	Key Market Objectives
Georgia	500	40	• Brand building and market leadership
Ohio	85	11	• Choice market growth and participation in auctions
Florida	10	2.3	• Steady growth
New York	<1	0.2	• Build customer base
SE Large C&I Markets (including Georgia)	0.3	19	• Balanced customer portfolio
Total	**595**	**73**	

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Customer and Market Objectives
(1) Customer counts as of 4/1/11
(2) Projected FY11 throughput

WELCOME
TO
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Market Update
Natural Gas Market
• 200 Bcf yty storage deficit has resulted in a flattening curve
• Lower price volatility, tighter seasonal spreads impacting commercial margins
Stronger than expected
U.S. gas production
LDC Factors
• Universe of natural gas customer prospects not growing
• Top line growth opportunities challenged
Low system growth
Retail Markets
• Increased pressure on retail spreads, market share & price plan mix
• Greater investment required for customer acquisition and retention
Increased competition
and consumer
involvement
Area / Topic
Environment
Business Impact
Economic Environment
• More credit-challenged customers in the marketplace
• Even higher credit customers affected in terms of their ability to pay
Slow economy and
high unemployment,
but some signs of
moderation exist
Federal Regulatory
• SouthStar’s compliance efforts continue with an additional emphasis on monitoring and advocating for rulemaking associated with Dodd-
 Frank implementation
Requirements from
federal agencies
(FERC, CFTC)
continue to expand

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2011 Priorities and Objectives
• Achieve EBT in the range of $95 million - $105 million
• Maintain stable GA market share and portfolio mix
 o Launch updated marketing campaign
 o Utilize variable pricing plan discounts and new pricing products to bolster market share and mix
• Retain/acquire appropriate C&I book to maximize overall margin contribution
 o Maintain large C&I customer base and continue to leverage the base for peaking services and nomination optimization
• Continue multi-state growth strategy
 o Focus on continued growth (FL, NY, OH and TN)
 o Prepare to enter select emerging markets
• Position commercial business to create incremental value from asset management while managing risks inherent in retail business
• Assess new product and service opportunities

Cautionary Statements and Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking.
Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek,"
"should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011 and the proposed merger with Nicor Inc. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. In addition, in this presentation, the company has presented its earnings per share excluding expenses incurred with respect to the proposed Nicor merger. As the company does not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL
Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin and non-GAAP EPS may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com
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